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EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                      PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


The undersigned officer of Texxon, Inc. (the "Company") hereby certifies to my knowledge that the Company's quarterly report on Form 10-QSB/A for the quarter ended June 30, 2006 (the "Report"), as filed with the Securities and Exchange Commission the on date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company. This certification is provided solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and shall not be deemed to be part of the Report or "filed" for any purpose whatsoever.


Date: August 22, 2006                            By: /S/ ROSS NORDIN
                                                    -----------------------
                                                    Ross Nordin
                                                    Chief Financial Officer